ING Life Insurance and Annuity Company

and its

Variable Annuity Account C

ING Map Plus NPSM

Supplement dated September 21, 2010 to the Contract Prospectus and
Contract Prospectus Summary, each dated April 30, 2010, as amended

The following information updates and amends certain information contained in the Contract Prospectus and Contract Prospectus Summary.  Please read it carefully and keep it with your current Contract Prospectus and Contract Prospectus Summary for future reference.

1.   Effective July 30, 2010, ING Funds Distributor, LLC changed its name to ING Investments Distributor, LLC. Accordingly, all references to ING Funds Distributor, LLC in the Contract Prospectus and Contract Prospectus Summary are hereby deleted and replaced with ING Investments Distributor, LLC.

2.   The following is added to the end of the first paragraph of the “Interest Rates” section in Appendix II - Guaranteed Accumulation Account in the Contract Prospectus and to the end of the first paragraph of the “Interest Rates” section in Appendix II - Guaranteed Accumulation Account in the Contract Prospectus Summary:

Not all contracts provide for minimum interest rates for the Guaranteed Accumulation Account. Apart from meeting the contractual minimum interest rates (if any), we can in no way guarantee any aspect of future offerings.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.109860-10G	September 2010